                                                   Registration No. 333-________




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            AKAMAI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                                                    04-3432319
(State or Other Jurisdiction of                          (I.R.S. Employer
Incorporation or Organization)                           Identification Number)

500 TECHNOLOGY SQUARE                                          02139
(Address of Principal Executive Offices)                     (Zip Code)


                           THIRD AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN
                                 OF INTERVU INC.
                            (Full Title of the Plan)

                               ROBERT O. BALL III
                       VICE PRESIDENT AND GENERAL COUNSEL
                            AKAMAI TECHNOLOGIES, INC.
                              500 TECHNOLOGY SQUARE
                               CAMBRIDGE, MA 02139
                     (Name and Address of Agent for Service)

                                 (617) 250-3000
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------
                                                     Proposed             Proposed
        Title of                                      Maximum              Maximum
       Securities                Amount              Offering             Aggregate               Amount of
         to be                   to be                Price               Offering              Registration
       Registered              Registered            Per Share             Price                     Fee
-------------------------------------------------------------------------------------------------------------

Common Stock, $.01 par         37,104(1)              $43.75           $1,623,300(2)               $429
value
-------------------------------------------------------------------------------------------------------------

(1) The Registrant previously registered 1,529,461 shares of its Common Stock based on 2,567,502 shares of INTERVU common stock subject to outstanding options under the Third Amended and Restated 1998 Stock Option Plan of INTERVU Inc. (the "InterVU 1998 Plan") on a Registration Statement on Form S-8 (File No. 333-35470). Pursuant to General Instruction E to Form S-8, the Registrant hereby registers an additional 37,104 shares of its Common Stock based on an additional 62,286 shares of InterVU common subject to options under the InterVU 1998 Plan.

(2) Estimated solely for the purpose of calculating the registration fee, and based on the weighted average exercise price of the common stock in accordance with Rule 457(h) under the Securities Act of 1933, as amended.

                           INCORPORATION BY REFERENCE


     The contents of the Registration Statement on Form S-8 (File No. 333-35470) are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts on May 8, 2000.

                                       AKAMAI TECHNOLOGIES, INC.




                                       By:  /s/ Robert O. Ball III
                                           ------------------------------------
                                           Robert O. Ball III
                                           Vice President, General Counsel and
                                           Secretary



                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of Akamai Technologies, Inc. hereby severally constitute and appoint George H. Conrades, Paul Sagan and Robert O. Ball III, and each of them singly, our true and lawful attorneys with full power to them, and each acting singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Akamai Technologies, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


Signature                           Title                             Date
---------                           -----                             ----

 /s/ George H. Conrades     Chairman of the Board and Chief
------------------------    Executive Officer (Principal            May 8, 2000
George H. Conrades          Executive Officer)


 /s/ Timothy Weller         Chief Financial Officer and             May 8, 2000
------------------------     Treasurer (Principal Financial Officer
Timothy Weller              and Principal Accounting Officer)


 /s/ Arthur H. Bilger       Director                                May 8, 2000
------------------------
Arthur H. Bilger


  /s/ Todd A. Dagres        Director                                May 8, 2000
------------------------
Todd A. Dagres


 /s/ F. Thomson Leighton    Director                                May 8, 2000
------------------------
F. Thomson Leighton


                            Director
------------------------
Daniel M. Lewin


                            Director
------------------------
Terrance G. McGuire

                            Director
----------------------
Edward W. Scott
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                                  EXHIBIT INDEX


 Exhibit
 Number                             Description
--------                            -----------


4.1 (1)           Certificate of Incorporation of the Registrant, as amended.

4.2 (1)           By-Laws of the Registrant, as amended.

4.3 (1)           Specimen Certificate for Common Stock of the Registrant.

4.4 (2)           Third Amended and Restated 1998 Stock Option Plan of INTERVU
                  Inc.

5                 Opinion of Hale and Dorr LLP.

23.1              Consent of Hale and Dorr LLP (included in Exhibit 5).

23.2              Consent of PricewaterhouseCoopers LLP.

24 Power of Attorney (included in the signature pages of this Registration Statement).

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1, as amended (File No. 333-85679).

(2) Incorporated herein by reference from the Registrant's Registration Statement on Form S-8 (File No. 333-35470).